UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2023
Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-09614	51-0291762
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent
Broomfield,	Colorado		80021
(Address of Principal Executive Offices)			(Zip Code)

(303)	404-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.
Vail Resorts, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, December 6, 2023. At the Annual Meeting, stockholders of the Company: (1) elected the ten director nominees named in the proxy statement and listed below; (2) ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2024; (3) on an advisory basis, voted to approve the compensation of the Company’s named executive officers; and (4) on an advisory basis, voted in favor of a one-year frequency of future advisory votes to approve executive compensation. The final voting results by the Company’s stockholders on these matters at the Annual Meeting are as follows:
1.         Election of Directors.

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Susan L. Decker	33,417,185	416,865	25,732	1,518,012
Robert A. Katz	33,067,983	763,911	27,888	1,518,012
Kirsten A. Lynch	33,415,320	415,820	28,642	1,518,012
Nadia Rawlinson	33,317,634	514,916	27,232	1,518,012
John T. Redmond	32,726,218	1,106,333	27,231	1,518,012
Michele Romanow	33,496,201	337,122	26,459	1,518,012
Hilary A. Schneider	33,170,935	661,227	27,620	1,518,012
D. Bruce Sewell	31,605,550	2,227,732	26,500	1,518,012
John F. Sorte	31,796,623	1,995,372	67,787	1,518,012
Peter A. Vaughn	32,997,669	835,598	26,515	1,518,012
 2.     Ratification of Selection of Auditors.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
34,319,553	1,043,997	14,244
3.     Advisory Vote on Executive Compensation ("Say-on-Pay").

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
32,623,683	1,206,784	29,315	1,518,012
4.     Advisory Vote on the Frequency of Future Votes on Executive Compensation ("Say-on-Frequency").

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
33,613,779	5,004	200,954	40,045	1,518,012
In light of the outcome of our advisory vote on Say-on-Frequency, and consistent with the Board's recommendation, the Board has determined that the Company will hold an advisory vote on Say-on-Pay every year until the next required Say-on-Frequency vote, which is required at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: December 8, 2023	By:	/s/ David T. Shapiro
David T. Shapiro
Executive Vice President, General Counsel & Secretary